UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CASTLIGHT HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

CASTLIGHT HEALTH, INC.
150 Spear Street, Suite 400
San Francisco, California 94105

EXPLANATORY NOTE

The following materials relate to the Notice of Annual Meeting of Stockholders and proxy statement (the “Proxy Statement”) of Castlight Health, Inc. (the “Company”), dated April 24, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 3, 2020. This supplement to the Proxy Statement (the “Supplement”) is being filed with the Securities and Exchange Commission (the “SEC”) and is being made available to stockholders on or about May 21, 2020.

From and after the date of this Supplement, all references to the “Proxy Statement” are to the Proxy Statement as hereby supplemented. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement and the related proxy materials, including the Notice of Annual Meeting of Stockholders that accompanies the Proxy Statement, continues to apply and should be considered in voting your shares.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 3, 2020

The following Notice of Change of Location and Format relates to the Proxy Statement for use at the Annual Meeting to be held on Wednesday, June 3, 2020. This supplement is being filed with the SEC to provide notice of a change of location and format of the Annual Meeting and is being made available to stockholders on or about May 21, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND FORMAT
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 3, 2020

May 21, 2020

To the Stockholders of Castlight Health, Inc.:

Due to the public health impact of the coronavirus pandemic and to support the health and well-being of our stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the location and format of the 2020 Annual Meeting of Stockholders of Castlight Health, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, June 3, 2020 at 9:00 a.m. Pacific Time. In light of public health concerns regarding the coronavirus pandemic, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, the Board fixed the close of business on April 13, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s Class A common stock and Class B common stock at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

If you were a stockholder of record (i.e., you hold your shares through our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)) as of the close of business on April 13, 2020 or if you are a proxy holder for such stockholder, to participate in the virtual Annual Meeting follow the instructions below:

•Beginning at 8:00 a.m. Pacific Time on June 3, 2020 please visit https://web.lumiagm.com/267919218;
•Click on ‘I have a control number’ and enter the control number you received on your notice or proxy card received;
•Enter Meeting Code: castlight2020 (case sensitive); and
•Follow the instructions on the website to cast your vote.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote during the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the virtual Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 28, 2020.

You will receive a confirmation of your registration by email after AST receives your registration materials. You may attend the virtual Annual Meeting and vote your shares at https://web.lumiagm.com/267919218 during the meeting. The password for the meeting is castlight2020 (case sensitive). Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting and materials for the Annual Meeting will be available at https://web.lumiagm.com/267919218.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon written request by any stockholder for any purpose relating to the Annual Meeting. Requests should be sent to: Castlight Health, Inc., 150 Spear Street, Suite 400, San Francisco, California 94105, Attention: Corporate Secretary. The stockholder list will also be available to stockholders with a control number (or other evidence of stock ownership) during the Annual Meeting by emailing ir@castlighthealth.com.

FURTHER INFORMATION ABOUT VOTING

In addition, we want to remind stockholders that brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The following matters up for vote at our 2020 Annual Meeting are considered to be “routine”: (i) Proposal No. 2 (the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020) and (ii) Proposal No. 5 (the approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split). Brokers that hold your shares, therefore, have discretionary authority to vote your shares on Proposals No. 2 and No. 5 unless they receive instructions from you on those matters. The other proposals presented at our 2020 Annual Meeting are considered “non-routine” matters. Absent instructions from the beneficial owner of the shares, brokers are not entitled to discretionary voting of shares held for a beneficial owner on any “non-routine” matters. For these non-routine matters, broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend our 2020 Annual Meeting.

This Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. For further information regarding the matters to be acted upon at the Annual Meeting, we urge you to carefully read the Proxy Statement. The Company makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.astproxyportal.com/ast/18865/.

You are encouraged to vote your shares in advance of the Annual Meeting. If voting in advance of the Annual Meeting, the steps required to cast your votes are the same as indicated in the materials you received with the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted and do not wish to change your vote, no additional action is required.

By Order of our Board of Directors

Alex Shvartsman General Counsel and Corporate Secretary San Francisco, California May 21, 2020